UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2021

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GENESYS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

30 Forzani Way NW

Calgary, Alberta T3Z 1L5

Tel: (702) 205-2064
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEIN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On February 17, 2021, the Company filed Articles of Continuance with the Secretary of State for the state of Wyoming. Accordingly, the Company transferred its state of formation from Florida to Wyoming and became a Wyoming entity and is, now, subject to the provisions of the Wyoming Business Corporation Act. No other corporate actions were made.

On February 18, 2021, the Company filed a Certificate of Dissolution with the Secretary of State for the State of Florida, effectively dissolving the Company’s existence in Florida. The Company’s Articles of Incorporation and any and all amendments thereto continue to be the charter documents of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESYS INDUSTRIES, INC.

Date: February 18, 2021	By:	/s/ Johnny Forzani
Johnny Forzani, President & C.E.O.

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